                      SALOMON BROTHERS INVESTMENT SERIES

                        SUPPLEMENT DATED MARCH 22, 2004
                      TO PROSPECTUS DATED APRIL 30, 2003

                       SALOMON BROTHERS SERIES FUNDS INC
                       SALOMON BROTHERS CAPITAL FUND INC
                   SALOMON BROTHERS INVESTORS VALUE FUND INC
                              SALOMON FUNDS TRUST

   Effective March 22, 2004, the following is added after the first paragraph under the heading "Management --Distribution plans" in the Prospectus for Salomon Brothers Investment Series:

   In addition, the distributor and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

   The payments described above are often referred to as" revenue sharing payments." The recipients of such payments may include the funds' distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of a fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.


SAM0569